NET FEE AND COMMISSION INCOME	12 Months Ended
Dec. 31, 2018
Disclosure of fee and commission income (expense) [text block] [Abstract]
Disclosure of fee and commission income (expense) [text block]

6    Net fee and commission income

	2018 £m	2017 £m	2016 £m
Fee and commission income:
Current accounts	647	712	753
Credit and debit card fees	974	949	875
Commercial banking and treasury fees	271	321	303
Private banking and asset management	94	98	99
Factoring	83	91	112
Other fees and commissions	428	615	702
Total fee and commission income	2,497	2,786	2,844
Fee and commission expense	(1,228)	(1,024)	(943)
Net fee and commission income	1,269	1,762	1,901

Fees and commissions which are an integral part of the effective interest rate form part of net interest income shown in note 5. Fees and commissions relating to instruments that are held at fair value through profit or loss are included within net trading income shown in note 7.

The Group adopted IFRS 15 ‘Revenue from Contracts with Customers’ on 1 January 2018, comparatives have not been restated. Further details on the impact of the new accounting standard, which was not significant, are set out in note 50. At 31 December 2018, the Group held on its balance sheet £98 million in respect of these services and £140 million in respect of amounts received from customers for services to be provided after the balance sheet date. Current unsatisfied performance obligations amount to £285 million at 31 December 2018; the Group expects to receive substantially all of this revenue by 2021.

The most significant performance obligations undertaken by the Group are the provision of bank account and transactional services and other value added offerings in respect of current accounts; factoring and loan commitments for commercial customers; and card services to cardholders and merchants in respect of credit cards and debit cards.